UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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LEAF GROUP LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Privileged & Confidential DRAFT

Draft Press Release

Leaf Group Comments on Osmium Partners’ Nomination of Directors

SANTA MONICA, Calif., March 13, 2019 (GLOBE NEWSWIRE) — Leaf Group Ltd. (NYSE: LEAF), a diversified consumer internet company, today confirmed that it has received notice from Osmium Partners, LLC (“Osmium”) of its intent to nominate three directors for election to Leaf Group’s Board at the company’s 2019 Annual Meeting, and issued the following statement:

“Leaf’s Board and Nominating and Corporate Governance Committee have an established process for considering potential new Board candidates and are always open to considering qualified independent candidates.  Our Board will closely review Osmium’s proposed nominees in accordance with this proccess. Leaf is committed to maintaining a highly qualified Board.”

The date of the 2019 Annual Meeting has not yet been announced.  Leaf Group shareholders are not required to take any action at this time.

Goodwin Procter LLP is acting as Leaf’s legal counsel, and GCA is acting as financial advisor.

About Leaf Group

Leaf Group Ltd. (NYSE: LEAF) is a diversified consumer internet company that builds enduring, creator-driven brands that reach passionate audiences in large and growing lifestyle categories, including fitness and wellness (Well+Good, Livestrong.com and MyPlate App), and art and design (Saatchi Art, Society6 and Hunker). For more information about Leaf Group, visit www.leafgroup.com.

Cautionary Information Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements set forth in this press release include express and implied statements regarding the company’s 2019 Annual Meeting; uncertainties regarding future actions that may be taken by Osmium in furtherance of its stated intention to nominate director candidates for election at the company’s 2019 Annual Meeting; and the company’s ability to generate long-term value for its shareholders. In addition, statements containing words such as “guidance,” “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” and “estimate” or similar expressions constitute forward-looking statements.  Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. These forward-looking statements involve risks and uncertainties regarding the company’s future financial performance; could cause actual results or developments to differ materially from those indicated due to a number of factors affecting Leaf Group’s operations, markets, products and services; and are based on current expectations, estimates and projections about the company’s industry, financial condition, operating performance and results of operations, including certain assumptions related thereto. Potential risks and uncertainties that could affect the company’s operating and financial results are described in Leaf Group’s annual report on Form 10-K for the fiscal year ending December 31, 2018 filed with the Securities and Exchange Commission (http://www.sec.gov) on March 4, 2019, as such risks and uncertainties may be updated from time to time in Leaf Group’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, including, without limitation, information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These risks and uncertainties include, among others: the company’s ability to successfully drive and increase traffic to its marketplaces and media properties; the company’s ability to attract new and repeat customers and artists to its marketplaces and successfully grow its marketplace businesses; the impact of increasing mobile usage on the company’s marketplace businesses;  changes in the methodologies of internet search engines, including ongoing algorithmic changes made by Google, Bing and Yahoo!;  the effects of shifting consumption of media content and online shopping from desktop to mobile devices and/or social media platforms; the potential impact on advertising based revenue of lower ad unit rates, a reduction in online advertising spending, a loss of advertisers, lower advertising yields, increased availability of ad blocking software, particularly on mobile devices and/or ongoing changes in ad unit formats; the impact of certain changes made to the business model for the company’s media properties, including the ability to successfully launch, manage and grow new vertically focused web properties; the company’s ability to effectively integrate, manage, operate and grow acquired businesses;  the company’s dependence on various agreements with a specific business partner for a significant portion of its advertising revenue;  the company’s ability to successfully expand its current lines of business and grow new lines of business; changes in amortization or depreciation expense due to a variety of factors; potential write downs, reserves against or impairment of assets including receivables, goodwill, intangibles (including media content) or other assets; and the company’s ability to retain key personnel. The company does not intend to revise or update the information set forth in this press release, except as required by law, and may not provide this type of information in the future.

Important Stockholder Information

Leaf Group plans to file with the Securities and Exchange Commission and mail to its stockholders a proxy statement and accompanying WHITE proxy card in connection with the company’s 2019 Annual Meeting.  The proxy statement will contain important information about the company, the 2019 Annual Meeting and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. The company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the company’s stockholders in connection with the matters to be considered at the company’s 2019 Annual Meeting. Information concerning the company’s directors and executive officers will be included in the proxy statement when filed.  The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by the company with the Securities and Exchange Commission, may be obtained by investors and stockholders free of charge on the Securities and Exchange Commission’s web site at www.sec.gov.  Copies will also be available free of charge on the company’s website at www.leafgroup.com.

Investor Contacts

Jantoon Reigersman

310-917-6413

IR@leafgroup.com

Shawn Milne

415-264-3419

shawn.milne@leafgroup.com

Media Contacts

Sharna Daduk

310-917-6405

sharna.daduk@leafgroup.com

John Christiansen/Matt Reid

Sard Verbinnen & Co

415-618-8750/310-201-2040

LeafGroup-SVC@sardverb.com